UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2010
_______________________

OCCULOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Roselle Street, Suite 100
San Diego, CA  92121
(Address of principal executive offices, including zip code)

(858) 455-6006
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 15, 2010, OccuLogix, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the sale of shares of the Company’s common stock and warrants to purchase additional shares of common stock in a registered direct public offering.  The incorrect form of warrant was attached to the Original Form 8-K.  This amendment is being filed solely to amend the Original Form 8-K to replace Exhibit 4.1 to the Original Form 8-K with the Exhibit 4.1 hereto.  Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant (incorporated by reference from Annex A to the free writing prospectus of the Company filed with the SEC on the date hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date:  March 17, 2010